AMENDMENT TO EMPLOYMENT AGREEMENT

         This shall serve as an amendment to the Employment Agreement dated as of January 1, 1999 by and between Method Products Corporation, a Florida corporation ("MPC" and/or the "Company") and Mark Antonucci ("Antonucci").

                                R E C I T A L S:
                                 - - - - - - - -

         WHEREAS, on or about January 1, 1999, MPC and Antonucci entered into an Employment Agreement (the "Agreement") whereby MPC agreed to employ Antonucci and Antonucci agreed to be employed by MPC pursuant to the terms and conditions set forth therein; and

         WHEREAS, the parties hereto wish to amend the Agreement pursuant to the terms and conditions hereof, which terms and conditions shall supercede in all respects the terms and conditions set forth in the Agreement pertaining to the express matters set forth herein (this amendment to the Agreement shall hereinafter be referred to as the "Amended Agreement");

         NOW, THEREFORE, in consideration of the parties hereto agreeing to enter into this Amended Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. All references to Antonucci being employed as "Executive Vice President" of any Company subsidiaries shall be deleted and replaced with "Chief Executive Officer."

         2. Article II - Term shall be deleted in its entirety and replaced with the following:

         Subject to the provisions of Article VI below, the term of this Agreement shall be for a period of five years, commencing as of January 1, 1999 and expiring on December 31, 2003. Unless either party shall give to the other written notice of termination on or before December 31, 2003, the term of this Agreement shall, on January 1, 2004 be extended for a period of three years, commencing as of January 1, 2004 and expiring on December 31, 2006.

         3. Paragraph 5.3 Automobile shall be deleted in its entirety and replaced with the following:

                  5.3 Automobile The Company shall provide the Executive an automobile, with a payment no greater than $750 per month, for use by the Executive in connection with the performance of his duties under this Agreement or a reimbursement of the same amount. The Executive shall be entitled to receive reimbursement for such automobile expenses as are incurred by the Executive in connection with the performance of his duties under this Agreement. Such reimbursement shall include the cost of operating the automobile, the cost of maintenance of such automobile and the cost of insurance of such automobile.

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

         4. All references in paragraph 6.5(b) and 6.6 (a) to December 31, 2001 shall be deleted and replaced with December 31, 2003.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on December 28, 2001.


                                      METHOD PRODUCTS CORP.


                                      By: /s/ Richard Fieni
                                          -------------------------
                                           Richard Fieni, President


STATE OF FLORIDA                            )
                                            ) ss:
COUNTY OF BROWARD                           )

         The foregoing instrument was acknowledged before me on this 28 day of December 2001 by Richard Fieni, as President of Method Products Corp. on behalf of such corporation who is personally known to me or has produced
___________________________ as identification and did/did not take an oath.

                                      Notary Public:

                                      sign /s/ Linda Simon
                                           --------------------------
                                      print Linda Simon
                                            -------------------------
                                      State of Florida at Large (Seal)
                                      My Commission Expires:


                                      /s/ Mark Antonucci
                                      --------------------------------
                                      Mark Antonucci


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


STATE OF FLORIDA                            )
                                            ) ss:
COUNTY OF BROWARD                           )

         The foregoing instrument was acknowledged before me on this 28 day of December 2001 by Mark Antonucci who is personally known to me or has produced _______________________ as identification and did/did not take an oath.

                                      Notary Public:

                                      sign /s/ Linda Simon
                                           --------------------------
                                      print Linda Simon
                                            -------------------------
                                      State of Florida at Large (Seal)
                                      My Commission Expires:


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